Comerica Incorporated Barclays Global Financial Services Conference September 13, 2018 Ralph W. Babb, Jr. Chairman & Chief Executive Officer Muneera Carr Pete Guilfoile Chief Financial Officer Chief Credit Officer Safe Harbor Statement Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “believes,” “contemplates,” “feels,” “expects,” “estimates,” “seeks,” “strives,” “plans,” “intends,” “outlook,” “forecast,” “position,” “target,” “mission,” “assume,” “achievable,” “potential,” “strategy,” “goal,” “aspiration,” “opportunity,” “initiative,” “outcome,” “continue,” “remain,” “maintain,” “on track,” “trend,” “objective,” “looks forward,” “projects,” “models” and variations of such words and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” “may” or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, including the Growth in Efficiency and Revenue initiative (“GEAR Up”), and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries as well as estimates of the economic benefits of the GEAR Up initiative, estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in general economic, political or industry conditions, changes in monetary and fiscal policies; whether Comerica may achieve opportunities for revenue enhancements and efficiency improvements under the GEAR Up initiative, or changes in the scope or assumptions underlying the GEAR Up initiative; operational difficulties, failure of technology infrastructure or information security incidents; reliance on other companies to provide certain key components of business infrastructure; Comerica's ability to maintain adequate sources of funding and liquidity; the effects of more stringent capital or liquidity requirements; declines or other changes in the businesses or industries of Comerica's customers; unfavorable developments concerning credit quality; changes in regulation or oversight; changes in the financial markets, including fluctuations in interest rates and their impact on deposit pricing; transitions away from LIBOR towards new interest rate benchmarks; reductions in Comerica's credit rating; damage to Comerica's reputation; Comerica's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; competitive product and pricing pressures among financial institutions within Comerica's markets; the interdependence of financial service companies; the implementation of Comerica's strategies and business initiatives; changes in customer behavior; management's ability to maintain and expand customer relationships; the effectiveness of methods of reducing risk exposures; the effects of catastrophic events including, but not limited to, hurricanes, tornadoes, earthquakes, fires, droughts and floods; the effects of recent tax reform and potential legislative, administrative or judicial changes or interpretations related to these and other tax regulations; any future strategic acquisitions or divestitures; management's ability to retain key officers and employees; the impact of legal and regulatory proceedings or determinations; the effects of terrorist activities and other hostilities; changes in accounting standards; the critical nature of Comerica's accounting policies and the volatility of Comerica’s stock price. Comerica cautions that the foregoing list of factors is not all-inclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to “Item 1A. Risk Factors” beginning on page 11 of Comerica's Annual Report on Form 10-K for the year ended December 31, 2017 and “Item 1A. Risk Factors” beginning on page 59 of Comerica’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2018. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. 2

## Comerica: Key Strengths

| | |
|---|---|
| LONG HISTORY | Founded 169 years ago |
| NIMBLE SIZE $72B IN ASSETS | Products & services of a large bank with the culture of a community bank |
| ATTRACTIVE FOOTPRINT | Strong presence in Texas, California, & Michigan |
| PRIMARILY A BUSINESS BANK | Complemented by Retail Bank & Wealth Management |
| RELATIONSHIP BANKING STRATEGY | Trusted Advisor approach |
| CONSERVATIVE | Strong capital position, Prudent credit underwriting |

**Diverse Geography**
($ in billions; 2Q18 average)



California $18.4 37%
Texas $9.9 20%
Loans $49.2
Other Markets $8.3 17%
Michigan $12.6 26%
California $16.6 30%
Texas $9.0 16%
Deposits $55.8
Other[1] $9.3 17%
Michigan $20.9 37%

6/30/18 • [1]Consists of Other Markets ($8.1B) & Finance/ Other ($1.2B) • Totals shown above may not foot due to rounding

Comerica Bank

3

## Focus on Increasing Revenue
### Efficient & effective growth strategies

**Business Bank**
- Greater capacity with E2E credit process redesign
- Allocating resources to faster growing niche businesses & markets
- Treasury Management capabilities, including reporting, card & payments
- Upgrade customer relationship management tools

**Retail Bank**
- Mobile enhancements
- Zelle platform rolled out
- Transitioning banking centers to Promise Centers
- Optimal banking center coverage with select expansion in key markets
- Digitally-driven enhancements to Call Center

**Wealth Management**
- Expansion of Alliance business
- Adding depth to our 3rd party investment platform
- New portal with unique branding
- Marketing analytics & customer retention tools

**Pre-tax Pre-Provision Net Revenue (PPNR)**
($ in millions)



229
261
284
319
358
347
347
390
CAGR +31%
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18

Comerica Bank

4

TechVision 2020 Preparing for a new age in banking Strengthening Our Core Examples of Initiatives . Platform & app modernization . 100 applications migrated to cloud YTD . Cybersecurity, risk & compliance enhancement . 15+ Bots deployed for high volume tasks . Talent & culture development . Digitalizing entire commercial lending process Transforming Our Future . Intent recognition capabilities . Embrace emerging technologies . Customer Relationship Management platform . APIs, data & advanced analytics . Wire transfer system upgrade . Agile & digital delivery . FX sales system upgrade Guiding Principles . Data Lake platform . Customer centricity . AI/ML-Bot assisted human advice . Promote speed & agility . Blockchain-enabled computing . Optimize costs . Teller platform replacement . Embed security & architecture . Multi-factor biometric security across channels . Empower our talent . Real-time commercial payments 5 Third Quarter Loan Update Typical seasonal activity; Positive trend expected into end of year Average Loans: July & Aug Trends1 Faster Loan Re-pricing/Maturity Date2 ($ in billions) (2Q18) Less Than 3 Months Greater Than 3 Months 48.9 49.2 48.7 48.4 48.6 100% 80% 60% 40% 20% 0% RF STI BBT CFR KEY FHN MTB FITB CMA ZION BOKF HBAN 3Q17 4Q17 1Q18 2Q18 3Q18 thru 8/31 Greatest Change in Loan Yields2 90 (2Q18 vs 2Q17; in basis points) . Seasonal increase in Mortgage Banker & decline 76 74 in National Dealer as well as Middle Market 58 56 54 39 37 . Decreases in Private Banking & Large Corporate 34 34 19 . Pipeline remains strong & commitments increased 12 . Maintaining pricing & underwriting discipline RF STI FHN CFR BBT KEY MTB FITB CMA ZION BOKF HBAN 3Q18 average balances through 8/31/18 are preliminary and subject to change ● 1Comparisons of 3Q18 through 8/31/18 vs 2Q18 ● 2Source for peer group data: S&P Global Market Intelligence; loan yield for STI obtained from the company’s 2Q18 Financial Supplement as data was not available 6

## Third Quarter Deposit Update

### Deposits stable; Costs remain low

**Average Deposits: July & Aug Trends[1]**

($ in billions)



56.5
57.6
56.1
55.8
56.0
3Q17
4Q17
1Q18
2Q18
3Q18 thru 8/31

- Deposits following typical seasonal pattern
- Interest-bearing deposits increased 1%
- Continue to carefully manage pricing

**Average Noninterest-bearing / Total Deposits[2]**

(2Q18; in percentage points)



CMA 53
ZION 45
BOKF 42
CFR 41
RF 38
MTB 35
BBT 34
FITB 32
KEY 29
STI 27
FHN 26
HBAN 26

**Total Deposit Cost[2,3]**

(2Q18; in basis points)



CMA 20
ZION 22
RF 24
MTB 27
CFR 27
BBT 38
BOKF 38
STI 40
KEY 43
HBAN 44
FITB 46
FHN 64

3Q18 average balances through 8/31/18 are preliminary and subject to change • [1]Comparisons of 3Q18 through 8/31/18 vs 2Q18 • [2]Source: S&P Global Market Intelligence • [3]Interest costs on total deposits; CMA interest-bearing deposit rate for 2Q18 42 bps

Comerica Bank

7

## Benefit from Rise in Interest Rates

### Balance sheet remains well positioned for current rate environment

**Estimated Additional Net Interest Income**
**FY18 Total $285MM[1]**

| Impact from rate increases | FY18 vs. FY17 |
|---|---|
| 1Q18 rate increase | ~$70MM |
| 2Q18 rate increase | ~$40MM |
| 3Q18 rate increase | ~$15MM |

Outcomes may vary due to variables, including balance sheet movements (loan & deposit levels), pace of LIBOR rise, deposit betas & incremental funding needs

**Cumulative Impact of Rate Increases[2]**



0.25
1.80
3Q15
2Q18
Fed Funds
3.17
4.63
Beta 94%
3Q15
2Q18
Loan Yields
0.14
0.42
Beta 18%
3Q15
2Q18
Deposit Costs

**Top Tier Net Interest Margin[3]**

(2Q18; in basis points)



MTB 3.83
CFR 3.64
CMA 3.62
ZION 3.56
FHN 3.53
RF 3.49
BBT 3.45
HBAN 3.29
STI 3.28
FITB 3.21
KEY 3.19
BOKF 3.17

**Greatest Change in Net Interest Margin[3]**

(2Q18 vs 2Q17; in basis points)



CMA 59
FHN 46
MTB 38
BOKF 28
FITB 20
RF 17
STI 14
ZION 4
BBT (2)
HBAN (2)
CFR (6)
KEY (11)

6/30/18 • Outlook as of 9/11/18 • [1]Assumes increases in Fed Funds, Prime & LIBOR. For methodology see the Company's Form 10-Q, as filed with the SEC. Estimates are based on simulation modeling analysis. • [2]Beta: change in loan yields or interest-bearing deposit costs expressed as a percentage of the increase in the federal funds rate • [3]Source for peer group data: S&P Global Market Intelligence

Comerica Bank

8

Noninterest Expense Well Controlled Efficiency ratio3 continues to improve Noninterest Expenses1 Top Tier Efficiency Ratio3,4 ($ in millions) (2Q18; in percentage points) Impact of accounting change 2 Restructuring 1X employee bonus $5MM 4Q17 Efficiency Ratio3 65.10 62.74 61.68 483 60.90 59.41 58.80 58.70 57.40 463 56.60 53.24 457 52.42 34 446 448 30 28 13 16 11 7 14 431 430 437 426 RF STI FHN KEY BBT MTB FITB CMA 415 ZION BOKF HBAN GEAR Up . Helped drive a 4% decrease in FY17 expenses5 . FY18 initiatives on track 59% 58% 56% 56% • Migration of apps to cloud 53% • Streamlining of credit process (E2E) . Resulting in additional capacity, simplified processes & greater efficiencies 2Q17 3Q17 4Q17 1Q18 2Q18 2Q18 compared to 1Q18 ● 1See Reconciliation of Non-GAAP Financial Measures located in Appendix ● 2Effective 1/1/18, adopted new revenue recognition standard: noninterest income for certain products are presented net of costs, effectively lowering both noninterest income & expense. ● 3Noninterest expenses as a percentage of net interest income & noninterest income excluding net securities gains (losses) & Visa derivative contract ● 4Source for peer group data: S&P Global Market Intelligence; data for CFR not available ● 5Compared to FY16 9 Credit Quality Strong Managed Energy cycle well Criticized Loans1 Energy Loans ($ in millions) ($ in millions; Period-end) NALs Criticized as a % of Total Loans 3,559 Exploration & Production 3,193 3,070 Services 2,856 Midstream 2,250 2,231 2,539 1,836 1,893 1,765 2,111 1,734 6.5 5.8 1,587 4.5 1,346 3.9 1,400 3.5 566 480 289 582 195 91 273 367 402 254 454 479 374 295 243 2014 2015 2016 2017 2Q18 2014 2015 2016 2017 2Q18 Net Charge-offs2 Energy Net Charge-offs2 (percentage) ($ in millions) 95 Exploration & Production 0.32 Services 36 Midstream 0.21 0.19 25 0.10 27 50 27 0.05 13 - 4 14 9 7 (9) 2014 2015 2016 2017 YTD18 2014 2015 2016 2017 YTD18 6/30/18 ●1Criticized loans are consistent with regulatory defined Special Mention, Substandard, & Doubtful categories ● 2Net credit-related charge-offs as a percentage of average total loans 10

Active Capital Management No longer subject to supervisory stress testing, including CCAR 4Q18 share repurchase target: up to $500MM1 Increasing Shareholder Payout ($ in millions) . Solid performance & strong capital position enables 600 Equity Repurchases Dividends continued meaningful return of capital 100 Capital Target 9.5%-10.0% CET1 by FYE191 . Continue to actively manage capital with careful 227 185 192 200 201 500 58 consideration given to: 46 53 52 52 • Earnings generation 139 139 148 149 169 • Capital needs • Market conditions 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 . Remain agile Strong Capital Generation (CET1)2 . Simplify & tailor approach to internal stress testing, (In percentage points) while continuing to manage our business prudently 11.98 11.89 11.68 11.55 Share activity in 3Q18 11.51 11.51 . $500MM in share repurchase 11.09 10.69 10.58 10.54 10.51 10.49 • ASR entered 7/30 10.40 • Completion expected on or before 9/25 Proforma . 76% increase in dividend to $0.60 (payable 10/1) 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 1Outlook as of 9/11/18 ●2Proforma 3Q18 based on 2Q18 actual CET1, adjusted for 3Q18 share repurchase 11 Well Positioned for the Future Provided superior shareholder returns 1 Positioned in faster growing Highest Return on Assets GROWING (2Q18; in percentage points) REVENUE markets & industries 1.85 1.70 RISING Managing loan & deposit pricing 1.66 1.49 1.43 LONG HISTORY 1.42 1.40 1.36 1.35 RATES in rising rate environment 1.23 1.19 0.86 NIMBLE SIZE Executing GEAR Up initiative, INCREASING $74B IN ASSETS RF including technology investments, STI FHN CFR BBT KEY MTB FITB EFFICIENCY CMA ZION BOKF to increase capacity & productivity HBAN Highest Return on Equity1 MANAGING Strong, conservative credit culture (2Q18; in percentage points) RISK REGULATORY Positive developments on 16.40 14.53 13.62 13.11 13.11 12.82 legislative & supervisory fronts 12.70 12.53 RELIEF 12.02 11.11 9.57 10.32 7.56 CAPITAL Significantly increased share MANAGEMENT RF repurchase & dividend STI FHN BBT KEY CFR MTB FITB CMA ZION FOR 3Q18 BOKF HBAN 1Source for peer group data: S&P Global Market Intelligence; ROA for RF obtained from the company’s 2Q18 Financial Supplement as data was not available 12

# Appendix

commitment

## 2Q18 Performance Tops Peers

Continue to post best in class total shareholder returns



Net Interest Income[1]
(Growth; 2Q18 vs. 2Q17)
18%
11%
CMA
Peer Average
Efficiency Ratio[1]
(2Q18)
53%
59%
CMA
Peer Average
Return on Equity[1]
(2Q18)
16.40%
11.81%
CMA
Peer Average
Return on Assets[1]
(2Q18)
1.85%
1.37%
CMA
Peer Average
Highest 1 Year Total Return[2]
(8/31/18)
45%
26%
CMA
Peer Average
Highest 3 Year Total Return[2]
(8/31/18)
133%
72%
CMA
Peer Average
Highest 5 Year Total Return[2]
(8/31/18)
159%
99%
CMA
Peer Average
YTD Stock Price vs. Peers[2]
(8/31/18)
13%
8%
CMA
Peer Average

[1]Source for Peer Average: S&P Global Market Intelligence; Efficiency Ratio for CFR not available; Return on Assets for RF per 2Q18 Press Release; See slide 12 for list of peer banks • [2]Source: Bloomberg

14

## Corporate Responsibility

Committed to building sustainable value



$832 MILLION
in green loans and commitments
734
financial education training events sponsored by Comerica, reaching over 49,900 low- and moderate-income individuals
3 out of 10 of Comerica's independent directors are women
$50,000 given by Comerica to establish a disaster relief fund for Comerica colleagues impacted by a natural disaster
OVER $7.9 MILLION
donated to charitable organizations via more than 1,500 grants/sponsorships
NEARLY 68,000 HOURS
of volunteer time donated to nonprofits by Comerica colleagues, worth over $1.6 million
Progress on 2020 Environmental Goals vs. 2012 Baseline: 50% of Goals Achieved
28.9% REDUCTION IN GHGs
GOAL
as of 2017 vs. 2020 goal of 20%
27.3% REDUCTION IN WATER CONSUMPTION
as of 2017 vs. 2020 goal of 30%
20.9% REDUCTION IN WASTE TO LANDFILL
GOAL
as of 2017 vs. 2020 goal of 20%
46.6% REDUCTION IN OFFICE COPY PAPER USAGE
as of 2017 vs. 2020 goal of 50%

Data provided is for 2017 & all comparisons are to 2016, unless otherwise noted. Visit www.comerica.com/sustainability to view Comerica's 2017 Corporate Responsibility Progress Report, including the sources of data listed above.

Comerica Bank

15

## Interest Rate Sensitivity

Remain well positioned for rising rates

### Loans Predominantly Floating Rate

($ in billions; 2Q18 Average)



Fixed Rate ~10%
30-day LIBOR ~65%
Prime-Based ~15%
Total $49.2
60-day+ LIBOR ~10%

### Deposits Primarily Noninterest-bearing

($ in billions; 2Q18 Average)



Commercial Noninterest-bearing 45%
Retail Noninterest-bearing 8%
Total $55.8
Retail Interest-bearing 29%
Commercial Interest-bearing 18%

Comerica Bank

16

## Interest Rate Sensitivity
### Remain well positioned for rising rates

**Standard Model Assumptions**

| | |
|---|---|
| Interest Rates | 200 bps gradual, non-parallel rise |
| Loan Balances | Modest increase |
| Deposit Balances | Moderate decrease |
| Deposit Pricing (Beta) | Historical price movements with short-term rates |
| Securities Portfolio | Held flat with prepayment reinvestment |
| Loan Spreads | Held at current levels |
| MBS Prepayments | Third-party projections and historical experience |
| Hedging (Swaps) | No additions modeled |

**Estimated Net Interest Income: Annual (12 month) Sensitivities**
Based on Various Assumptions
Additional Scenarios are Relative to 2Q18 Standard Model
($ in millions)



~75
~125
~170
~190
~205
Up 100 bps
Addl. $2B Deposit Decline
Addl. 20% Increase in Beta
Standard Model
Addl. ~3% Loan Growth

6/30/18 • For methodology and additional sensitivity scenarios see the Company's Form 10-Q, as filed with the SEC. Estimates are based on simulation modeling analysis.

Comerica Bank

17

## Financial Summary

| | 2Q18 | 1Q18 | 2Q17 |
|---|---|---|---|
| **Earnings per share**[1] | $1.87 | $1.59 | $1.13 |
| Adjusted earnings per share[1,2] | 1.90 | 1.54 | 1.15 |
| **Net interest income** | $590 | $549 | $500 |
| Net interest margin | 3.62% | 3.41% | 3.03% |
| **Provision for credit losses** | $(29) | $12 | $17 |
| **Noninterest income**[3] | $248 | $244 | $276 |
| **Noninterest expenses**[3] | 448 | 446 | 457 |
| **Net income** | 326 | 281 | 203 |
| Adjusted net income[2] | 332 | 271 | 207 |
| **Efficiency ratio**[4] | 53.24% | 56.33% | 58.70% |
| **Return on average common shareholders' equity** | 16.40 | 14.37 | 10.26 |
| **Return on average assets** | 1.85 | 1.62 | 1.14 |
| **Common equity Tier 1 capital ratio** | 11.89% | 11.98% | 11.51% |
| Average diluted shares (millions) | 174 | 175 | 179 |

$ in millions, except per share data • [1]Diluted earnings per common share • [2]See Reconciliation of Non-GAAP Financial Measures located in Appendix • [3]Effective 1/1/18, adopted new revenue recognition standard: noninterest income for certain products are presented net of costs, effectively lowering noninterest income & expense (2Q17 proforma impact -$28MM) • [4]Noninterest expenses as a percentage of net interest income & noninterest income excluding net securities gains (losses) & Visa derivative contract

Comerica Bank

18

## Second Quarter 2018 Results

6% increase in revenue & strong credit quality drives 18% increase in EPS

| | 2Q18 | Change From 1Q18 | Change From 2Q17 |
|---|---|---|---|
| **Average loans** | $49,225 | $804 | $502 |
| **Average deposits** | 55,830 | (260) | (1,298) |
| **Net interest income** | $590 | $ 41 | $90 |
| **Provision for credit losses** | (29) | (41) | (46) |
| **Noninterest income**[1,3] | 248 | 4 | (28) |
| **Noninterest expenses**[1,3] | 448 | 2 | (9) |
| **Provision for income tax** | 93 | 39 | (6) |
| **Net income** | 326 | 45 | 123 |
| **Earnings per share**[2] | $1.87 | $0.28 | $0.74 |
| Adjusted earnings per share[2,3] | 1.90 | 0.36 | 0.75 |
| **Equity repurchases**[4] | $169 | $20 | $30 |

### Key QoQ Performance Drivers

- Loans increased with seasonality as well as growth in Technology & Life Sciences & Middle Market
- Deposits show typical 2Q decline
- Net interest income grew; managed loan & deposit pricing as rates rose
- Strong credit quality led to reserve release
- Noninterest income grew with increased commercial lending fees & customer derivative income
- Noninterest expenses relatively stable; lower seasonal comp & restructuring offset by higher outside processing & 1Q18 business tax refund
- Higher tax with higher income & lower benefit from employee stock transactions
- Returned $227MM to shareholders with increases in share buyback & dividend

$ in millions, except per share data • 2Q18 compared to 1Q18 • [1]On 1/1/18, adopted new revenue recognition standard: noninterest income for certain products presented net of costs, effectively lowering noninterest income & expense (2Q17 proforma impact -$28MM) • [2]Diluted earnings per common share • [3]See Reconciliation of Non-GAAP Financial Measures in Appendix • [4]2Q18 repurchases under the equity repurchase program

Comerica Bank

19

## Average Loans Increase $804MM or 2%

Loan yield increased 37 basis points



Total Loans
($ in billions)
Loan Yields
48.7
48.7
48.9
48.4
49.2
49.2
49.8
3.73
4.08
4.04
4.26
4.63
2Q17
3Q17
4Q17
1Q18
2Q18
Average Balances
1Q18
2Q18
Period-end

**Average loans increase $804MM**

- + $349MM Mortgage Banker Finance
- + $337MM Technology & Life Sciences (Equity Fund Services)
- + $143MM General Middle Market
- + $115MM National Dealer Services
- + $ 91MM Commercial Real Estate
- \- $113MM Private Banking
- \- $ 64MM Corporate Banking
- \- $ 60MM Energy

**Period-end loans increased $552MM**

**Loan yield +37 bps**

- + 27 bps due to increase in rates
- + 8 bps nonaccrual interest
- + 2 bps portfolio dynamics

2Q18 compared to 1Q18

Comerica Bank

20

## Average Loans by Business and Market

| By Line of Business | 2Q18 | 1Q18 | 2Q17 |
|---|---|---|---|
| Middle Market | | | |
| General | $12.0 | $11.8 | $12.1 |
| Energy | 1.8 | 1.9 | 2.0 |
| National Dealer Services | 7.4 | 7.3 | 7.1 |
| Entertainment | 0.7 | 0.7 | 0.7 |
| Tech. & Life Sciences | 3.8 | 3.5 | 3.2 |
| Environmental Services | 1.0 | 1.0 | 0.9 |
| Total Middle Market | $26.8 | $26.2 | $25.9 |
| Corporate Banking | | | |
| US Banking | 3.1 | 3.2 | 3.1 |
| International | 1.3 | 1.3 | 1.5 |
| Mortgage Banker Finance | 1.8 | 1.4 | 1.8 |
| Commercial Real Estate | 5.3 | 5.3 | 5.3 |
| **BUSINESS BANK** | **$38.3** | **$37.4** | **$37.6** |
| Small Business | 3.7 | 3.7 | 3.8 |
| Retail Banking | 2.1 | 2.1 | 2.1 |
| **RETAIL BANK** | **$5.8** | **$5.8** | **$5.9** |
| Private Banking | 5.1 | 5.2 | 5.3 |
| **WEALTH MANAGEMENT** | **$5.1** | **$5.2** | **$5.3** |
| **TOTAL** | **$49.2** | **$48.4** | **$48.7** |

| By Market | 2Q18 | 1Q18 | 2Q17 |
|---|---|---|---|
| Michigan | $12.6 | $12.6 | $12.7 |
| California | 18.4 | 18.3 | 18.2 |
| Texas | 9.9 | 9.8 | 10.0 |
| Other Markets[1] | 8.3 | 7.6 | 7.8 |
| **TOTAL** | **$49.2** | **$48.4** | **$48.7** |

- Middle Market: Serving companies with revenues generally between $20-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Small Business: Serving companies with revenues generally under $20MM

$ in billions • Totals shown above may not foot due to rounding • [1]Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets.

Comerica Bank

21

## Deposits Reflect Seasonality

In conjunction with faster rise in LIBOR, increased deposit rates



Total Deposits
($ in billions; Average)
Deposit Rates[1]
57.1
56.5
57.6
56.1
55.8
57.6
57.2
0.15
0.16
0.19
0.25
0.42
2Q17
3Q17
4Q17
1Q18
2Q18
Average Balances
1Q18
2Q18
Period-end

**Average deposits declined $260MM**

- Noninterest-bearing declined $553MM
- Interest-bearing increased $293MM
- June deposits grew $749MM over May

**Loan to deposit ratio[2] of 87%**

**Continued management of deposit rates**

2Q18 compared to 1Q18 • [1]Interest costs on interest-bearing deposits • [2]At 6/30/18

Comerica Bank

22

## Average Deposits by Business and Market

| By Line of Business | 2Q18 | 1Q18 | 2Q17 |
|---|---|---|---|
| Middle Market | | | |
| General | $13.3 | $14.0 | $14.0 |
| Energy | 0.5 | 0.6 | 0.7 |
| National Dealer Services | 0.3 | 0.3 | 0.3 |
| Entertainment | 0.1 | 0.1 | 0.2 |
| Tech. & Life Sciences | 6.0 | 5.9 | 5.7 |
| Environmental Services | 0.1 | 0.2 | 0.1 |
| Total Middle Market | $20.4 | $21.1 | $21.0 |
| Corporate Banking | | | |
| US Banking | 2.1 | 2.0 | 2.2 |
| International | 1.9 | 2.0 | 2.4 |
| Mortgage Banker Finance | 0.7 | 0.6 | 0.7 |
| Commercial Real Estate | 1.5 | 1.6 | 2.4 |
| **BUSINESS BANK** | **$26.6** | **$27.3** | **$28.7** |
| Small Business | 3.2 | 3.2 | 3.2 |
| Retail Banking | 21.0 | 20.9 | 20.8 |
| **RETAIL BANK** | **$24.2** | **$24.1** | **$23.9** |
| Private Banking | 3.6 | 3.6 | 3.8 |
| **WEALTH MANAGEMENT** | **$3.9** | **$3.8** | **$4.1** |
| Finance/Other[2] | 1.2 | 0.9 | 0.3 |
| **TOTAL** | **$55.8** | **$56.1** | **$57.1** |

| By Market | 2Q18 | 1Q18 | 2Q17 |
|---|---|---|---|
| Michigan | $20.9 | $21.2 | $21.7 |
| California | 16.6 | 17.1 | 17.3 |
| Texas | 9.0 | 9.2 | 9.6 |
| Other Markets[1] | 8.1 | 7.7 | 8.1 |
| Finance/Other[2] | 1.2 | 0.9 | 0.3 |
| **TOTAL** | **$55.8** | **$56.1** | **$57.1** |

- Middle Market: Serving companies with revenues generally between $20-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Small Business: Serving companies with revenues generally under $20MM

$ in billions • Totals shown above may not foot due to rounding • [1]Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets. • [2]Finance/Other includes items not directly associated with the geographic markets or the three major business segments

Comerica Bank

23

## Commercial Real Estate Line of Business

### Long history of working with well established, proven developers

**CRE by Property Type[1]**
($ in millions; Period-end)


Office 7%
Single Family 7%
Multi use 3%
Commercial 11%
Land Carry 5%
Retail 10%
Total $4,634
Other 6%
Multifamily 51%

**CRE by Market[1]**
($ in millions; Period-end, based on location of property)


Michigan 5%
Other 16%
California 43%
Total $4,634
Texas 36%

**Period-end Loans[2]**
($ in billions)


5.2
5.2
5.1
5.3
5.3
2Q17
3Q17
4Q17
1Q18
2Q18

**Criticized Loans[3]**
($ in millions)


% CRE Criticized
96
120
66
64
84
1.9%
2.3%
1.3%
1.2%
1.6%
2Q17
3Q17
4Q17
1Q18
2Q18

**Net Charge-offs (Recoveries)**
($ in millions)


(2)
2Q17
3Q17
4Q17
1Q18
2Q18

6/30/18 • [1]Excludes CRE line of business loans not secured by real estate • [2]Includes CRE line of business loans not secured by real estate • [3]Criticized loans are consistent with regulatory defined Special Mention, Substandard & Doubtful categories

Comerica Bank

24

Energy Line of Business Credit quality continues to improve; balances stable Energy Line of Business Loans . Focus on full relationships with larger, ($ in millions; Period-end) sophisticated E&P companies (access to a Midstream Services Exploration & Production variety of capital sources, hedging & diverse geographic footprint) 2,077 2,047 . Expect to maintain portfolio at ~4% of total loans 1,836 1,848 1,734 . Robust analysis of Mixedcollateral (98% of loans have security at 6/30) 18% 1,443 1,530 Energy Line of Business 1 1,346 1,395 Criticized Loans 1,400 769 ($ in millions) 627 NALs 508 468 258 239 319 195 152 91 346 308 295 301 243 225 167 108 102 60 2Q17 3Q17 4Q17 1Q18 2Q18 2Q17 3Q17 4Q17 1Q18 2Q18 6/30/18 ● 1Criticized loans are consistent with regulatory defined Special Mention, Substandard & Doubtful categories 25 Mortgage Banker Finance 50+ years experience with reputation for consistent, reliable approach . Provide warehouse financing: bridge from Average Loans ($ in millions) residential mortgage origination to sale to end Actual MBA Mortgage Origination Volumes1,2 market 900 800 2,544 700 . Extensive backroom provides collateral monitoring 2,352 2,145 2,136 600 2,089 1,974 1,861 and customer service 1,784 1,815 1,780 500 1,742 1,737 1,674 1,605 1,595 1,450 1,435 1,399 1,397 400 1,319 1,109 . Focus on full banking relationships 886 300 200 . Granular portfolio with 100+ relationships 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 . Underlying mortgages are typically related to home 1 purchases as opposed to refinances MBA Mortgage Originations Forecast ($ in billions) As of 2Q18: Purchase Refinance • Comerica: ~87% purchase 447 443 443 370 • Industry: ~70% purchase1 328 . Strong credit quality • No charge-offs since 2010 . Period-end loans: $2.5B 2Q18 3Q18 4Q18 1Q19 2Q19 6/30/18 ● 1Source: Mortgage Bankers Association (MBA) Mortgage Finance Forecast as of 8/14/18; 2Q18 also estimated ● 2$ in billions 26

# National Dealer Services

## 65+ years of floor plan lending

### Franchise Distribution

(Based on period-end loan outstandings)



Honda/Acura 15%
Ford 9%
GM 8%
Fiat/Chrysler 10%
Mercedes 3%
Nissan/ Infiniti 6%
Other European 10%
Other Asian 11%
Other[1] 11%
Toyota/Lexus 17%
Total $7.4B

**Geographic Dispersion**

| | | | |
|---|---|---|---|
| California | 61% | Texas | 8% |
| Michigan | 21% | Other | 10% |

- Top tier strategy
- Focus on "Mega Dealer" (five or more dealerships in group)
- Strong credit quality
- Robust monitoring of company inventory and performance

### Average Loans

($ in billions)



Floor Plan
4.9 5.1 4.9 5.3 5.3 5.7 5.5 5.7 5.9 6.0 6.0 6.2 6.2 6.5 6.3 6.6 6.8 7.1 6.9 7.1 7.3 7.4
2.8 3.1 2.9 3.2 3.2 3.5 3.2 3.4 3.5 3.6 3.5 3.7 3.8 4.0 3.8 4.0 4.1 4.3 3.9 4.1 4.2 4.3
1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 1Q18

6/30/18 • [1]Other includes obligations where a primary franchise is indeterminable (rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans)

Comerica Bank

27

# Technology and Life Sciences

## 20+ years experience provides competitive advantage

- Strong relationships with top-tier investors
- Granular portfolio: ~785 customers (including ~225 customers in Equity Fund Services)
- Manage concentration to numerous verticals to ensure widely diversified portfolio
- Closely monitor cash balances and maintain robust backroom operation
- 11 offices throughout US & Canada
- Recent growth driven by Equity Fund Services
  - Commercial banking services for venture capital & private equity firms
  - Bridge financing for capital calls
  - Strong credit profile

### Technology & Life Sciences Avg. Loans

($ in billions)



Equity Fund Services
3.2 3.3 3.5 3.5 3.8
1.7 1.9 2.0 2.1 2.4
2Q17 3Q17 4Q17 1Q18 2Q18

### Customer Segment Overview

(based on period-end loans)



Growth ~15%
Leveraged Finance ~10%
Early Stage ~5%
Late Stage ~5%
Equity Fund Services ~65%
Total $3.8B

6/30/18

Comerica Bank

28

Securities Portfolio Stable Replaced prepays at higher yield Securities Portfolio ($ in billions) Treasury Securities & Other Mortgage-backed Securities (MBS) Securities Yields Duration of 3.3 years1 12.2 12.2 12.2 12.0 11.8 12.0 12.0 . Extends to 3.8 years under a 200 bps instantaneous rate increase1 Net unrealized pre-tax loss of $328MM2 9.3 9.4 9.3 9.2 9.1 9.3 9.2 Net unamortized premium of $17MM3 GNMA ~63% of MBS portfolio Typical quarterly paydown of $400MM - $500MM being replaced at higher yield 2.12 2.09 2.05 2.05 2.07 2Q17 3Q17 4Q17 1Q18 2Q18 1Q18 2Q18 Average Balances Period-end 6/30/18 ● 1Estimated as of 6/30/18 ● 2Net unrealized pre-tax gain/loss on the available-for-sale (AFS) portfolio ● 3Net unamortized premium on the MBS portfolio 29 Net Interest Income Increased $41MM, or 7.5% NIM increased 21 basis points Net Interest Income $549MM 1Q18 3.41% ($ in millions) NIM 590 + 59MM Loan impacts + 0.29 +$33MM Higher rates +0.20 546 545 549 + $ 9MM Loan growth +0.01 500 + $ 9MM Nonaccrual interest +0.06 + $ 5MM One additional day --- + $ 3MM Other dynamics +0.02 3.62 3.41 + 1MM Balances at Fed + 0.03 3.28 3.27 + 4MM Higher rates +0.02 3.03 -3MM Lower balances +0.01 - 12MM Deposit costs - 0.07 -$11MM Higher rates -0.07 -$ 1MM Deposit growth --- - 7MM Wholesale funding - 0.04 -$ 5MM Higher rates -0.04 2Q17 3Q17 4Q17 1Q18 2Q18 -$ 2MM Higher balances --- Net Impact due to rates: $21MM & 11bps on the NIM $590MM 2Q18 3.62% 2Q18 compared to 1Q18 30

## Noninterest Income Increased
### Customer-driven fees grew 2%



Noninterest Income
($ in millions)
Impact of accounting change[1]
276
275
285
28
30
34
248
245
251
244
248
2Q17
3Q17
4Q17
1Q18
2Q18

- + $ 5MM Commercial lending
- + $ 2MM Customer derivatives (Other)
- - $ 2MM Investment banking (Other)
- - $ 2MM Charge related to Visa derivative (Other)



GEAR Up Remained on Track YoY
($ in millions)
Card Fees +12%
(ex. accounting change[1])
Fiduciary +4%
Brokerage +18%
157
51
106
119
100
104
11
13
1H17
1H18
1H17
1H18
1H17
1H18

2Q18 compared to 1Q18 • [1]Effective 1/1/18, adopted new revenue recognition standard: noninterest income for certain products are presented net of costs, effectively lowering both noninterest income & expense. See Reconciliation of Non-GAAP Financial Measures located in Appendix

Comerica Bank

31

## GEAR Up: Growth in Efficiency And Revenue
### Helping drive revenue growth & expense reductions

| | Year | Incremental | Total |
|---|---|---|---|
| Expense Benefits | 2016 | ~$ 25MM+ | ~$ 25MM+ |
| | 2017 | ~$125MM | ~$150MM |
| | 2018 | ~$ 50MM | ~$200MM |
| | 2019 | ~$ 15MM | ~$215MM |
| Revenue Benefits | 2017 | ~$ 30MM | ~$ 30MM |
| | 2018 | ~$ 40MM | ~$ 70MM |
| | 2019 | ~$ 20MM | ~$ 90MM |
| Restructuring Expenses | 2016 | $ 93MM | $ 93MM |
| | 2017 | $ 45MM | $138MM |
| | 2018 | ~$47-52MM | ~$185-190MM |

Efficiency ratio[1] ≤60% by FYE18



72%
53%
2Q16
2Q18

Driving to a double-digit ROE



5.44%
16.40%
2Q16
2Q18

Pre-tax $ • Estimates & outlook as of 9/11/18 • GEAR Up initiative launched post 2Q16 • [1]Noninterest expenses as a percentage of net interest income & noninterest income excluding net securities gains (losses) & Visa derivative contract

Comerica Bank

32

## Holding Company Debt Rating

| | Senior Unsecured/Long-Term Issuer Rating | Moody's | S&P | Fitch |
|---|---|---|---|---|
| Peer Banks | BB&T | A2 | A- | A+ |
| | Cullen Frost | A3 | A- | – |
| | M&T Bank | A3 | A- | A |
| | **Comerica** | **A3** | **BBB+** | **A** |
| | BOK Financial Corporation | A3 | BBB+ | A |
| | Huntington | Baa1 | BBB+ | A- |
| | Fifth Third | Baa1 | BBB+ | A- |
| | KeyCorp | Baa1 | BBB+ | A- |
| | SunTrust | Baa1 | BBB+ | A- |
| | Regions Financial | Baa2 | BBB+ | BBB+ |
| | First Horizon National Corp | Baa3 | BBB- | BBB- |
| | Zions Bancorporation | Baa3 | BBB | BBB |
| Large Banks | U.S. Bancorp | A1 | A+ | AA- |
| | Wells Fargo & Company | A2 | A- | A+ |
| | PNC Financial Services Group | A3 | A- | A+ |
| | JP Morgan | A3 | A- | AA- |
| | Bank of America | A3 | A- | A+ |

As of 9/11/18 • Source: S&P Global Market Intelligence • Debt Ratings are not a recommendation to buy, sell, or hold securities

Comerica Bank

33

## Reconciliation of Adjusted Net Income

| ($ in millions, except per share data) | 2Q18 $ | 2Q18 Per Share[1] | 1Q18 $ | 1Q18 Per Share[1] | 2Q17 $ | 2Q17 Per Share[1] |
|---|---|---|---|---|---|---|
| Net income | $326 | $1.87 | $281 | $1.59 | $203 | $1.13 |
| Restructuring charges[2] | 9 | 0.05 | 12 | 0.07 | 9 | 0.05 |
| Deferred tax adjustment | — | — | (3) | (0.01) | — | — |
| Tax benefits from employee stock transactions | (3) | (0.02) | (19) | (0.11) | (5) | (0.03) |
| **Adjusted net income** | **$332** | **$1.90** | **$271** | **$1.54** | **$207** | **$1.15** |
| ROA | 1.85% | | 1.62% | | 1.14% | |
| Adjusted ROA[3] | 1.89 | | 1.56 | | 1.17 | |
| ROE | 16.40 | | 14.37 | | 10.26 | |
| Adjusted ROE[3] | 16.70 | | 13.85 | | 10.49 | |
| Efficiency Ratio[4] | 53.24 | | 56.33 | | 58.70 | |
| Adjusted Efficiency[3,4] | 51.90 | | 54.32 | | 55.25 | |

[1]Based on diluted average common shares • [2]Net of tax • [3]See Reconciliation of Non-GAAP Financial Measures located in Appendix • [4]Noninterest expenses as a percentage of net interest income & noninterest income excluding net securities gains (losses) & Visa derivative contract

Comerica Bank

34

Reconciliation of Non-GAAP Financial Measures (dollar amounts in millions, except per share data) 2Q18 1Q18 2Q17 (dollar amounts in millions, except per share data) 2Q18 1Q18 2Q17 Adjusted Earnings per Common Share: Adjusted Net Income, ROA and ROE: Net income available to common shareholders $324 $279 $203 Net income $326 $281 $203 Restructuring charges, net of tax 9 12 9 Restructuring charges, net of tax 9 12 9 Deferred tax adjustment — (3) — Deferred tax adjustment — (3) — Tax benefits from employee stock transactions (3) (19) (5) Tax benefits from employee stock transactions (3) (19) (5) Adjusted net income available to common Adjusted net income $332 $271 $207 shareholders $330 $269 $207 Average assets $70,520 $70,326 $71,346 Diluted average common shares (in millions) 174 175 179 Reported ROA 1.85% 1.62% 1.14% Reported diluted earnings per common share $1.87 $1.59 $1.13 Adjusted ROA 1.89 1.56 1.17 Adjusted diluted earnings per common share 1.90 1.54 1.15 Average common shareholder's equity $7,977 $7,927 $7,944 Adjusted Noninterest Income, Noninterest Reported ROE 16.40% 14.37% 10.26% Expenses and Efficiency Ratio: Adjusted ROE 16.70 13.85 10.49 Noninterest income $248 $244 $276 Proforma effect of adopting new accounting standard — — (28) Adjusted noninterest income $248 $244 $248 Noninterest Expenses $448 $446 $457 Proforma effect of adopting new accounting standard — — (28) Restructuring charges (11) (16) (14) Adjusted noninterest expenses $437 $430 $415 Net interest income $590 $549 $500 Efficiency ratio: Reported 53.24% 56.33% 58.70% Adjusted 51.90 54.32 55.25 Comerica believes non-GAAP measures are meaningful because they reflect adjustments commonly made by management, investors, regulators and analysts to evaluate the adequacy of common equity and performance trends. Comerica believes the adjusted data shown above provides a greater understanding of ongoing operations and enhances comparability of results with prior periods. 35